                                 SMITH BARNEY
                                 MASSACHUSETTS
                                MUNICIPALS FUND

          CLASSIC SERIES   |   ANNUAL REPORT   |   NOVEMBER 30, 2000

                            [LOGO OF SMITH BARNEY]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
CHAIRMAN

The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially over-heated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March and May 2000. This action, combined with the euro's/1/ persistent weakness against the dollar, led to declining bonds prices during the first half of the year./2/

By mid-year, slowing growth in the economy and little sign of inflation led the Fed to halt its tightening policy. The current Fed policy -- combined with increasingly volatile stock markets and negative corporate earnings announce-ments -- drove many investors to the bond markets. These factors combined with a decrease in supply of long-term government bonds, which has resulted from the federal government buying back long-term government bonds early in 2000, has led to an environment where the yields on corporate and municipal bonds are increasingly attractive compared to government bonds.

The Smith Barney Massachusetts Municipals Fund seeks to provide Massachusetts investors with as high a level of tax-exempt income/3/ consistent with prudent investment management and the preservation of capital. Experienced bond manager Joseph Deane uses a system of fundamental credit analysis to seek the best opportunities for yields in the municipal bond market, primarily among bonds issued within the state of Massachusetts.

As the global economy struggles to find a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well respected financial institutions.

Thank you for entrusting SSB Citi with the management of your assets.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

December 31, 2000


---------------
1 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.
2   Bond prices move inversely to changes in interest rates.
3 Please note a portion of the income from the Portfolios may be subject to the Alternative Minimum Tax ("AMT").

                1 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Massachusetts Municipals Fund ("Fund") for the year ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

Performance Update
For the year ended November 30, 2000,The Fund's Class A shares, without and with sales charges, returned 7.79% and 3.51%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 8.18% for the same period. Past performance is not indicative of future results.

Market Review
Municipal bonds have been a very simple story throughout 2000.They started off at relatively inexpensive valuations, and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply is further bolstering the municipal bond market. In addition, a slowing yet still vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to investors regarding the credit-worthiness of their securities.

To ease tight labor markets and to curb inflationary pressures, the Federal Reserve Board ("Fed") has raised rates by 175 basis points/2/ since mid-1999, to 6.5%/3/. Chairman Alan Greenspan seems to believe that a "soft landing" is on course, as weaker share prices and tighter financial conditions dampen consumer spending. Amid signs that America's economy is slowing, Greenspan admitted that inflation is no longer his primary concern.With the economy showing signs that the pace of growth is easing, we think the slowdown ought to provide some cushion for interest rates to decline in the coming months. Although the Fed seems likely to keep rates steady in the near term, it may ease monetary policy in 2001. In fact, the markets are already discounting a half-point cut in rates in the first half of 2001.


---------------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note, an investor cannot invest directly in an index.
2   A basis point is 0.01% or one one-hundredth of a percent.
3 On January 3, 2001, after this letter was written, the Fed cut interest rates by one-half point.

                2 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

From our point of view, the year has been positive for the municipal bond mar-ket. As the stock markets went down in March and April 2000, municipal bonds forged ahead slowly but relentlessly. The municipal bond market is in a state of flux that we believe may lead to investment opportunities.The federal government conducted a buy-back of long-term government bonds early in 2000, further dri-ving down yields.

After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. A major contributor to stabilization appears to be tighter financial conditions. Fed-imposed interest rate increases have effectively moderated U.S. economic expansion. Among bond market pundits, news of an economic slowdown calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

Municipal bond prices in general have been very firm lately. While yields have fallen since spring, the decline has not been as drastic as it has been for U.S. Treasuries. Since May, a triple-A rated 10-year municipal bond index has experi-enced price improvement (i.e., a yield decline) of 50 basis points or more. Moreover, demand in the municipal bond market has been steady to increasing as recent volatility in the stock market undoubtedly leads some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

Massachusetts Economic Highlights/4/
We believe Massachusetts' economy remains healthy, with continued growth of a more diverse, vibrant, and broadened economic base led by high-tech, health care, higher education and business service industries. The evolution of the Commonwealth's economy has resulted in strong job growth in generally higher paying industries, greater mobility for skilled workers and an improved overall level of competitiveness.

Massachusetts has demonstrated strong fiscal discipline and management evi-denced by nine consecutive annual operating surpluses through fiscal year 2000. In our opinion, the outlook for Massachusetts remains favorable. Going forward, we think the biggest challenges facing it is balancing tax cuts and capital and debt plans while maintaining its strong financial position.


---------------
4  Sources: Fitch IBCA,Inc., Duff & Phelps.

                3 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Investment Strategy
The Fund seeks to provide Massachusetts investors with the maximum amount of income exempt from federal and Massachusetts state income taxes as is consis-tent with the preservation of capital/5/. The Fund invests primarily in investment-grade/6/ municipal securities.

In our view, the municipal bond market has provided us with excellent invest-ment opportunities during the period. Since interest rates have advanced to higher levels, we have added discounted high quality bonds at the long end of the yield curve/7/, essentially investing our excess cash at higher yields. We are buying fairly long with respect to our maturities in double-A or triple-A bonds, some discount bonds for potential upside.

The Fund's investment strategy going forward will be three-fold:

 . Selectively lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S.Treasuries;

 . Adding to the Fund's call protection by buying bonds with longer call protec-tion than the municipal bonds we have sold; and

 . Continuing to focus on investing generally in high-grade issues.

Another one of our objectives is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the municipal bond market to be more vulnerable and we wanted to become more defensive. We see the best opportunities for reward potential right now at the long end of the yield curve where we believe we can seek to lock in today's higher interest rates.

Market Outlook
We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we have gained a somewhat clearer insight into the political environment confronting municipal bonds. In general, we think future conditions should be relatively benign compared to prior years. While the outcome of the contested presidential race is important to specific sectors of the municipal market, we think the overall strength of municipal bonds should continue.


---------------
5 Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").
6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Rating Services, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the Fund's Board of Trustees to be of equivalent quality.
7 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

                4 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

We also believe that demand for municipal bonds should remain strong based on economic issues related to the political campaign. One of the main topics is how to spend the enormous federal surplus being accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. In fact, the total budget surplus over the next ten years is projected to be about $4.6 trillion, part of which may be devoted to debt reduction. The gradual elimination of outstanding U.S. Treasury debt over the next decade may continue, putting sovereign debt of all types, including munici- pal bonds, in short supply. For this reason, we expect demand for municipals to remain robust over the near term.

Thank you for investing in the Smith Barney Massachusetts Municipals Fund.

Sincerely,

/s/ Joseph P. Deane

Joseph P. Deane
Vice President and
Investment Officer

December 31, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

                5 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

   Historical Performance -- Class A Shares

                  Net Asset Value
                --------------------
                Beginning      End    Income      Capital Gain   Return      Total
Year Ended       of Year     of Year  Dividends   Distributions  of Capital  Returns/(1)/
==========================================================================================
11/30/00         $12.09      $12.35    $0.65          $0.00         $0.00        7.79%
------------------------------------------------------------------------------------------
11/30/99          13.32       12.09     0.62           0.00         0.00        (4.73)
------------------------------------------------------------------------------------------
11/30/98          13.18       13.32     0.65           0.20         0.00         7.66
------------------------------------------------------------------------------------------
11/30/97          12.99       13.18     0.67           0.12         0.00         7.85
------------------------------------------------------------------------------------------
11/30/96          12.96       12.99     0.67           0.00         0.00         5.65
------------------------------------------------------------------------------------------
11/30/95          11.35       12.96     0.69           0.00         0.00        20.73
------------------------------------------------------------------------------------------
11/30/94          13.26       11.35     0.70           0.06         0.00        (9.07)
------------------------------------------------------------------------------------------
11/30/93          12.63       13.26     0.74           0.07         0.00        11.74
------------------------------------------------------------------------------------------
11/30/92          12.28       12.63     0.77           0.04         0.04        10.06
------------------------------------------------------------------------------------------
11/30/91          11.81       12.28     0.84           0.00         0.01        11.57
==========================================================================================
Total                                  $7.00          $0.49        $0.05
==========================================================================================


   Historical Performance -- Class B Shares

                  Net Asset Value
                --------------------
                Beginning      End    Income      Capital Gain   Return      Total
Year Ended       of Year     of Year  Dividends   Distributions  of Capital  Returns/(1)/
==========================================================================================
11/30/00         $12.08      $12.35    $0.58          $0.00         $0.00        7.26%
------------------------------------------------------------------------------------------
11/30/99          13.30       12.08     0.55           0.00          0.00       (5.18)
------------------------------------------------------------------------------------------
11/30/98          13.17       13.30     0.58           0.20          0.00        7.05
------------------------------------------------------------------------------------------
11/30/97          12.99       13.17     0.61           0.12          0.00        7.25
------------------------------------------------------------------------------------------
11/30/96          12.96       12.99     0.61           0.00          0.00        5.14
------------------------------------------------------------------------------------------
11/30/95          11.35       12.96     0.63           0.00          0.00       20.15
------------------------------------------------------------------------------------------
11/30/94          13.26       11.35     0.64           0.06          0.00       (9.50)
------------------------------------------------------------------------------------------
11/30/93          12.63       13.26     0.68           0.07          0.00       11.09
------------------------------------------------------------------------------------------
Inception* -
  11/30/92        12.52       12.63     0.05           0.00          0.00        1.29+
==========================================================================================
Total                                  $4.93          $0.45         $0.00
==========================================================================================

                6 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

   Historical Performance -- Class L Shares

                    Net Asset Value
                  -------------------
                  Beginning    End    Income      Capital Gain   Return      Total
Year Ended        of Year     of Year Dividends   Distributions  of Capital  Returns/(1)/
==========================================================================================
11/30/00           $12.07     $12.33    $0.57          $0.00       $0.00      7.14%
------------------------------------------------------------------------------------------
11/30/99            13.30      12.07     0.55           0.00        0.00     (5.28)
------------------------------------------------------------------------------------------
11/30/98            13.16      13.30     0.58           0.20        0.00      7.11
------------------------------------------------------------------------------------------
11/30/97            12.98      13.16     0.60           0.12        0.00      7.21
------------------------------------------------------------------------------------------
11/30/96            12.95      12.98     0.60           0.00        0.00      5.09
------------------------------------------------------------------------------------------
11/30/95            11.35      12.95     0.63           0.00        0.00     20.04
------------------------------------------------------------------------------------------
Inception* -
  11/30/94          11.34      11.35     0.04           0.00        0.00      0.40+
==========================================================================================
Total                                   $3.57          $0.32       $0.00
==========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

   Average Annual Total Returns

                                                  Without Sales Charges/(1)/
                                              -----------------------------------
                                              Class A       Class B      Class L
=================================================================================
Year Ended 11/30/00                            7.79%        7.26%         7.14%
---------------------------------------------------------------------------------
Five Years Ended 11/30/00                      4.73         4.19          4.14
---------------------------------------------------------------------------------
Ten Years Ended 11/30/00                       6.61          N/A           N/A
---------------------------------------------------------------------------------
Inception* through 11/30/00                    7.15         5.17          6.64
=================================================================================


                                                    With Sales Charges/(2)/
                                              -----------------------------------
                                              Class A       Class B      Class L
=================================================================================
Year Ended 11/30/00                            3.51%        2.76%         5.09%
---------------------------------------------------------------------------------
Five Years Ended 11/30/00                      3.87         4.03          3.93
---------------------------------------------------------------------------------
Ten Years Ended 11/30/00                       6.18          N/A           N/A
---------------------------------------------------------------------------------
Inception* through 11/30/00                    6.81         5.17          6.47
=================================================================================

                7 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

   Cumulative Total Returns

                                                Without Sales Charges(1)
================================================================================
Class A (11/30/90 through 11/30/00)                      89.74%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/00)                    50.21
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/00)                    47.62
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.

                8 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

   Historical Performance (unaudited)

                 Growth of $10,000 Invested in Class A Shares of
               the Smith Barney Massachusetts Municipals Fund vs.
                    Lehman Brothers Municipal Bond Index and
                  Lipper Massachusetts Municipal Fund Average+

                         November 1990 -- November 2000

                                   [GRAPH]

                  Smith Barney         Lehman Brothers    Lipper Massachusetts
                  Massachusetts           Municipal          Municipal Fund
                 Municipals Fund          Bond Index            Average

11/90                 9,602                 10,000              10,000
11/91                10,713                 11,026              11,070
11/92                11,790                 12,132              12,206
11/93                13,175                 13,476              13,631
11/94                11,980                 12,769              12,660
11/95                14,463                 15,183              14,999
11/96                15,280                 16,075              15,751
11/97                16,479                 17,228              16,787
11/98                17,742                 18,855              17,853
11/99                16,902                 18,854              17,222
11/00                18,218                 20,179              18,703


+ Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2000. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Massachusetts Municipal Fund Average is composed of the Fund's peer group of mutual funds (58 funds as of November 30, 2000). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                9 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

  Portfolio Highlights (unaudited)

                              Industry Breakdown*

                                    [GRAPH]

                         21.6%  Hospitals
                          4.9%  Housing: Single-Family
                          3.2%  Housing: Multi-Family
                         10.6%  General Obligation
                          2.3%  Pollution Control
                          3.0%  Miscellaneous
                          3.6%  Escrowed to Maturity
                         10.4%  Transportation
                         20.5%  Industrial Development
                         10.4%  Education
                          9.5%  Life Care Systems

                  Summary of Investments by Combined Ratings*

                                        Standard &             Percentage of
       Moody's          and/or            Poor's             Total Investments
--------------------------------------------------------------------------------
         Aaa                               AAA                     48.3%
          Aa                                AA                     10.9
          A                                 A                      16.9
         Baa                               BBB                     10.9
          Ba                                BB                      3.5
          NR                                NR                      9.5
                                                                  -----
                                                                  100.0%
                                                                  =====

----------------
* As a percentage of total investments. All information is as of November 30, 2000. Please note that Portfolio holdings are subject to change.

                10 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Schedule of Investments                                  November 30, 2000

     FACE
    AMOUNT    RATING(a)                SECURITY                                   VALUE
============================================================================================
MUNICIPAL BONDS AND NOTES -- 100.0%
Education -- 10.4%
$     80,000     A      Massachusetts Educational Loan Authority, Issue D,
                          Series A, 7.650% due 1/1/07 (b)                      $      80,130
   3,000,000     Aaa*   Massachusetts State College Building Authority
                          Project Revenue, Capital Appreciation, Series A,
                            MBIA-Insured, zero coupon due 5/1/22                     907,500
                        Massachusetts State Health & Educational Facilities
                          Authority Revenue:
                            Massachusetts Institute of Technology:
   1,000,000     AAA          Series I-1, 5.200% due 1/1/28                          965,000
   1,000,000     AAA          Series I-2, 4.750% due 1/1/28                          877,500
   1,000,000     AAA        Northeastern University, Series I, MBIA-Insured,
                              5.000% due 10/1/29                                     913,750
   1,000,000     AAA        University of Massachusetts, Series A, AMBAC-Insured,
                              5.000% due 7/1/18                                      941,250
                        Massachusetts State Industrial Finance Agency Revenue:
   1,000,000     BBB      Dana Hall School Issue, 5.900% due 7/1/27                  967,500
     500,000     AAA      Southeastern Massachusetts University, Series A,
                            AMBAC-Insured, 5.900% due 5/1/12                         530,000
     665,000     A        University Virgin Islands, Series A, ACA-Insured,
                            6.000% due 12/1/19                                       684,950
--------------------------------------------------------------------------------------------
                                                                                   6,867,580
--------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 3.6%
   1,885,000     AAA    Boston Water & Sewer Community Revenue, 10.875% due        2,363,319
                          1/1/09
--------------------------------------------------------------------------------------------
General Obligation -- 10.6%
   1,000,000     AAA    Fitchburg GO, MBIA-Insured, 4.500% due 2/15/19               882,500
     250,000     AAA    Groveland GO, AMBAC-Insured, 6.850% due 6/15/06              258,015
     470,000     AAA    Haverhill Revenue Bonds, Series A, AMBAC-Insured,
                          6.700% due 9/1/10                                          486,417
     500,000     AAA    Lowell GO, AMBAC-Insured, 6.000% due 8/1/14                  528,750
                        Massachusetts State GO, Series C, MBIA-Insured:
   1,000,000     AAA      5.250% due 10/1/20                                         980,000
   3,200,000     AAA      Zero coupon due 8/1/18                                   1,208,000
     250,000     AAA    North Reading GO, MBIA-Insured, 6.875% due 6/15/07           257,995
     795,000     Aaa*   Plymouth County GO, COP, Series A, 6.750% due 10/1/04 (d)    842,700
   1,000,000     Aaa*   Quaboag Regional School District, State Qualified,
                          FSA-Insured, 5.500% due 6/1/20                           1,007,500
     500,000     AAA    Salem GO, AMBAC-Insured, 6.800% due 8/15/10 (d)              517,355
--------------------------------------------------------------------------------------------
                                                                                   6,969,232
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                11 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Schedule of Investments (continued)                            November 30, 2000

    FACE
   AMOUNT      RATING(a)                  SECURITY                                           VALUE
=======================================================================================================
Hospitals -- 21.6%
                      Massachusetts State Health & Educational Facilities
                        Authority Revenue:
$    750,000    A3*       Addison Gilbert Hospital, Series C, 5.750% due 7/1/23          $   693,750
   1,000,000    AAA       Beth Israel Deaconess Medical Center, Series G-4,
                            AMBAC-Insured, 7.255% due 7/1/25 (e)                           1,015,000
     250,000    BBB       Beth Israel Hospital, Series E, 7.000% due 7/1/14                  250,190
   1,250,000    BBB+      Cape Cod Healthcare, Series B, 5.450% due 11/15/23               1,025,000
     400,000    Aa2*      Capital Asset Program, Series E, 3.500% due 1/1/35 (f)             400,000
   1,000,000    BBB       Caritas Christ, Series A, 5.625% due 7/1/20                        827,500
     750,000    A3*       Central New England Health Systems, Series A,
                            6.300% due 8/1/18                                                675,000
     895,000    NR        Christopher House Inc., Series A, 6.875% due 1/1/29                806,619
   1,500,000    BBB+      Jordan Hospital, Series D, 5.375% due 10/1/28                    1,190,625
   1,000,000    BB        Learning Center for Deaf Children, Series C,
                            6.100% due 7/1/19                                                947,500
     500,000    AAA       Medical Center of Central Massachusetts, Series B,
                            AMBAC-Insured, 8.320% due 6/23/22 (e)                            575,625
   1,750,000    Ba2*      Saint Memorial Medical Center, Series A,
                            6.000% due 10/1/23                                             1,349,688
   2,015,000    A         South Shore Hospital, Series F, 5.625% due 7/1/19                1,906,694
     700,000    AAA       Valley Regional Health System, Series C,
                            CONNIE LEE-Insured, 7.000% due 7/1/06                            777,000
   1,000,000    BBB       Winchester Hospital, Series E, 6.750% due 7/1/30                 1,006,250
     750,000    Aa2*      Youville House, FHA-Insured, Project A,
                            6.050% due 2/15/29                                               755,625
-------------------------------------------------------------------------------------------------------
                                                                                          14,202,066
-------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.2%
                      Framingham Housing Authority, Mortgage Revenue, Beaver
                        Terrace Apartments, Series A, GNMA-Collateralized:
   1,000,000    AAA       6.350% due 2/20/32                                               1,048,680
   1,000,000    AAA       6.650% due 2/20/32                                               1,028,220
-------------------------------------------------------------------------------------------------------
                                                                                           2,076,900
-------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.9%
                      Massachusetts State HFA, Housing Revenue,
                        Single-Family Housing:
     915,000    A+        Series 31, 6.450% due 12/1/16                                      953,888
   2,145,000    A+        Series 38, 7.200% due 12/1/26 (b)                                2,254,931
-------------------------------------------------------------------------------------------------------
                                                                                           3,208,819
-------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

               12 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Schedule of Investments                                  November 30, 2000


     FACE
    AMOUNT                          RATING(a) SECURITY                             VALUE
============================================================================================
Industrial Development -- 20.5%
                      Boston Industrial Development Financing Authority Revenue:
    $ 1,000,000 NR      First Mortgage, Springhouse Inc., 5.875% due 7/1/18      $   833,750
        985,000 AAA     North End Community Nursing Home, Refunding Bonds,
                          Series A, FHA-Insured, 6.450% due 8/1/37                 1,058,875
      1,000,000 NR      Roundhouse Hospitality, LLC Project, 7.875% due            1,000,000
                          3/1/25 (b)
                      Massachusetts State Development Financing Agency Revenue:
      1,000,000 AA      Applewild School Issue, Asset-Guaranteed, 5.750% due       1,002,500
                          8/1/29
      1,105,000 AA      Assumption College, Series A, Asset-Guaranteed,
                          5.750% due 3/1/20                                        1,116,050
      1,000,000 BBB     Berkshire Retirement Community Inc., First Mortgage,
                          5.600% due 7/1/19                                          820,000
      1,000,000 A       Biomedical Research, Series C, 6.250% due 8/1/20           1,016,250
        750,000 Aaa*    Brooks School, Issue B, MBIA-Insured, 5.000% due             696,563
                          7/1/24
      1,550,000 NR      Chestnut Knoll Project A, 5.625% due 2/15/25               1,199,313
      1,000,000 NR      Health Care Facility Alliance, Series A, 7.100% due          905,000
                          7/1/32
      1,000,000 AA      May Institute Inc., Asset-Guaranteed, 5.750% due           1,002,500
                          9/1/29
      1,000,000 AAA     VOA Conord, Series A, GNMA-Collateralized,
                          6.900% due 10/20/41                                      1,106,250
      1,000,000 AA      Worcester Redevelopment Authority Issue, Asset-Guaranteed,
                          5.250% due 6/1/19                                          956,250
                      Massachusetts State Industrial Finance Agency,
                        Resource Recovery Revenue, Series A:
        250,000 BBB+      Refusetech Inc. Project, 6.300% due 7/1/05                 258,125
        500,000 NR        S.E. Massachusetts Project, 9.000% due 7/1/15 (d)          524,055
--------------------------------------------------------------------------------------------
                                                                                  13,495,481
--------------------------------------------------------------------------------------------
Life Care Systems -- 9.5%
                      Massachusetts Industrial Finance Agency Revenue,
                        Health Care Facilities:
      1,485,000 AAA       Arbors at Taunton Project, Assisted Living Facilities
                            Revenue, GNMA-Collateralized, 5.500% due 6/20/40 (b)   1,390,331
      1,400,000 AAA       Briscoe House Assisted Living, Series A, FHA-Insured,
                            7.125% due 2/1/36 (b)                                  1,531,250
      1,375,000 AAA       Chelsea Jewish Nursing Home, Series A, FHA-Insured,
                            6.500% due 8/1/37                                      1,438,594
      2,000,000 A+        Jewish Geriatric Services, Series B, 5.500% due 5/15/27  1,862,500
--------------------------------------------------------------------------------------------
                                                                                   6,222,675
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                13 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Schedule of Investments (continued)                      November 30, 2000

    FACE
   AMOUNT    RATING(a)               SECURITY                                   VALUE
==========================================================================================
Miscellaneous -- 3.0%
$    1,000,000 A       Northern Mariana Islands, Commonwealth, Series A,
                         7.375% due 6/1/30                                   $   1,013,750
     1,000,000 NR      Virgin Islands Public Finance Authority Revenue,
                         Series E,
                         5.750% due 10/1/13                                        965,000
------------------------------------------------------------------------------------------
                                                                                 1,978,750
------------------------------------------------------------------------------------------
Pollution Control -- 2.3%
     1,000,000 AA+     Massachusetts State Water Pollution, Series A,
                         6.375% due 2/1/15 (d)                                   1,056,250
       500,000 AAA     Massachusetts State Water Resource Authority,
                         Series D, 5.000% due 8/1/24                               461,874
------------------------------------------------------------------------------------------
                                                                                 1,518,124
------------------------------------------------------------------------------------------
Transportation -- 10.4%
       750,000 BBB     Guam Airport Authority Revenue, Series A,
                         6.500% due 10/1/23                                        790,312
     2,000,000 AAA     Massachussetts Bay Transportation Authority Revenue,
                         Series A, 5.250% due 7/1/30                             1,930,000
       900,000 AA-     Massachusetts State Port Authority Revenue, Series B,
                         5.000% due 7/1/18 (b)                                     843,750
                       Massachusetts State Turnpike Authority,
                         Metropolitan Highway System Revenue:
     1,000,000 AAA         Capital Appreciation, Sr. Notes, Series A,
                             MBIA-Insured, zero coupon due 1/1/24                  275,000
     3,000,000 AAA         Capital Appreciation, Series C, MBIA-Insured,
                             zero coupon due 1/1/23                                873,750
     2,330,000 AAA         Sr. Sub. Notes, Series A, AMBAC-Insured,
                             5.000% due 1/1/39                                   2,102,825
------------------------------------------------------------------------------------------
                                                                                 6,815,637
------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost-- $66,533,611**)                              $    65,718,583
==========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied new ratings.
(d) All or a portion of this security is segregated for open purchases and sales commitments.
(e) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Variable rate obligation payable at par at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

See pages 15 and 16 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

               14 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and B-- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation."BB" represents a lower degree of speculation than "B".While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all
           standards.Together with the "Aaa" group they comprise what are generally known as high grade bonds.They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

               15 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Short-Term Security Ratings (unaudited)

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay princi- pal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG    -- Association of Bay Area
           Governments
ACA     -- American Capital Access
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
CONNIE  -- College Construction Loan
LEE        Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance
           Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage
           Corporation
FLAIRS  -- Floating Adjustable Interest Rate
           Securities
FNMA    -- Federal National Mortgage
           Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National
           Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development
           Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
           Assurance Corporation
MVRICS  -- Municipal Variable Rate lnverse
           Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt
           Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation
           Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWD    -- Variable Rate Wednesday Demand

                16 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Statement of Assets and Liabilities                            November 30, 2000

ASSETS:
   Investments, at value (Cost -- $66,533,611)                      $65,718,583
   Cash                                                                  83,557
   Interest receivable                                                1,259,974
   Receivable for securities sold                                       209,410
   Receivable for Fund shares sold                                       55,107
--------------------------------------------------------------------------------
   Total Assets                                                      67,326,631
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   2,041,367
   Administration fees payable                                           84,410
   Investment advisory fees payable                                      21,985
   Distribution fees payable                                              9,358
   Payable for Fund shares purchased                                      1,500
   Accrued expenses                                                      58,521
--------------------------------------------------------------------------------
   Total Liabilities                                                  2,217,141
--------------------------------------------------------------------------------
Total Net Assets                                                    $65,109,490
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $     5,273
   Capital paid in excess of par value                               67,241,071
   Undistributed net investment income                                   49,854
   Accumulated net realized loss from security transactions          (1,371,680)
   Net unrealized depreciation of investments                          (815,028)
--------------------------------------------------------------------------------
Total Net Assets                                                    $65,109,490
================================================================================
Shares Outstanding:
   Class A                                                            2,941,497
   -----------------------------------------------------------------------------
   Class B                                                            2,104,259
   -----------------------------------------------------------------------------
   Class L                                                              227,660
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $12.35
   -----------------------------------------------------------------------------
   Class B *                                                             $12.35
   -----------------------------------------------------------------------------
   Class L **                                                            $12.33
   -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)     $12.86
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $12.45
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

               17 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Statement of Operations                     For the Year Ended November 30, 2000

INVESTMENT INCOME:
   Interest                                                         $ 4,011,738
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 4)                                           243,522
   Investment advisory fees (Note 4)                                    191,918
   Administration fees (Note 4)                                         127,946
   Audit and legal                                                       43,997
   Shareholder communications                                            32,872
   Shareholder and system servicing fees                                 31,719
   Trustees' fees                                                        13,472
   Pricing service fees                                                   9,586
   Registration fees                                                      6,493
   Custody                                                                3,500
   Other                                                                  9,633
--------------------------------------------------------------------------------
   Total Expenses                                                       714,658
--------------------------------------------------------------------------------
Net Investment Income                                                 3,297,080
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             33,575,551
     Cost of securities sold                                         34,561,825
--------------------------------------------------------------------------------
   Net Realized Loss                                                   (986,274)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of year                                               (3,099,554)
     End of year                                                       (815,028)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                            2,284,526
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,298,252
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 4,595,332
================================================================================

                      See Notes to Financial Statements.

                18 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Statements of Changes in Net Assets


                                                                          For the Years Ended November 30,
                                                                                  2000             1999
==========================================================================================================
OPERATIONS:
      Net investment income                                                   $ 3,297,080      $ 3,254,659
      Net realized loss                                                          (986,274)        (385,406)
      (Increase) decrease in net unrealized depreciation                        2,284,526       (6,430,461)
----------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets From Operations                         4,595,332       (3,561,208)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
      Net investment income                                                    (3,258,678)      (3,239,909)
----------------------------------------------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders                                          (3,258,678)      (3,239,909)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
      Net proceeds from sale of shares                                         11,097,282       14,076,211
      Net asset value of shares issued
        for reinvestment of dividends                                           1,892,931        1,905,375
      Cost of shares reacquired                                               (14,802,492)     (13,226,449)
----------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
        From Fund Share Transactions                                           (1,812,279)       2,755,137
----------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                           (475,625)      (4,045,980)

NET ASSETS:
      Beginning of year                                                        65,585,115       69,631,095
----------------------------------------------------------------------------------------------------------
      End of year*                                                            $65,109,490      $65,585,115
==========================================================================================================
*     Includes undistributed net investment income of:                            $49,854          $11,452
==========================================================================================================


                      See Notes to Financial Statements.

                19 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon

                20 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders
adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment advisor to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that

                21 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders
vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended November 30, 2000, the Fund paid transfer agent fees of $17,003 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2000, SSB and CFBDS received sales charges of $37,000 and $2,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSC's paid to SSB were approximately $65,000 and $2,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class. For the year ended November 30, 2000, total Distribution Plan fees incurred were:

                                           Class A        Class B       Class L
================================================================================
Distribution Plan Fees                     $53,091       $170,362       $20,069
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

                22 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

5. Investments

During the year ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $32,443,834
--------------------------------------------------------------------------------
Sales                                                                33,575,551
================================================================================

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 1,715,606
Gross unrealized depreciation                                        (2,530,634)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (815,028)
================================================================================

6. Capital Loss Carryforward

At November 30, 2000, the Fund had, for Federal income tax purposes, approximately $1,361,500 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                                                          2007          2008
================================================================================
Carryforward Amounts                                   $382,500       $979,000
================================================================================

7. Shares of Beneficial Interest

At November 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 2000, total paid-in capital amounted to the following for each class:

                                          Class A        Class B       Class L
================================================================================
Total Paid-in Capital                   $36,721,965    $27,519,195   $3,005,184
================================================================================

               23 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                       Year Ended                   Year Ended
                                    November 30, 2000            November 30, 1999
                                --------------------------   --------------------------
                                   Shares        Amount        Shares         Amount
=======================================================================================
Class A
Shares sold                         441,608   $  5,342,166      540,749   $   7,037,788
Shares issued on reinvestment        95,615      1,146,655       88,483       1,130,831
Shares reacquired                  (522,797)    (6,283,448)    (514,447)     (6,518,659)
---------------------------------------------------------------------------------------
Net Increase                         14,426   $    205,373      114,785   $   1,649,960
=======================================================================================
Class B
Shares sold                         456,901   $  5,500,760      440,199   $   5,647,344
Shares issued on reinvestment        54,681        655,484       54,336         694,458
Shares reacquired                  (669,826)    (8,053,609)    (508,468)     (6,480,146)
---------------------------------------------------------------------------------------
Net Decrease                       (158,244)  $ (1,897,365)     (13,933)  $    (138,344)
=======================================================================================
Class L
Shares sold                          21,149   $    254,356      106,235   $   1,391,079
Shares issued on reinvestment         7,574         90,792        6,290          80,086
Shares reacquired                   (38,562)      (465,435)     (17,506)       (227,644)
---------------------------------------------------------------------------------------
Net Increase (Decrease)              (9,839)  $   (120,287)      95,019   $   1,243,521
=======================================================================================

                24 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

  Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:


Class A Shares                          2000/(1)/  1999/(1)/   1998      1997     1996
=========================================================================================
Net Asset Value, Beginning of Year      $ 12.09    $ 13.32    $ 13.18   $ 12.99  $ 12.96
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(2)/              0.65       0.62       0.65      0.66     0.68
   Net realized and unrealized gain
   (loss)                                  0.26      (1.23)      0.34      0.32     0.02
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.91      (0.61)      0.99      0.98     0.70
-----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                  (0.65)     (0.62)     (0.64)    (0.67)   (0.67)
   In excess of net investment income        --         --      (0.01)       --       --
   Net realized gains                        --         --      (0.20)    (0.12)      --
-----------------------------------------------------------------------------------------
Total Distributions                       (0.65)     (0.62)     (0.85)    (0.79)   (0.67)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $ 12.35    $ 12.09    $ 13.32    $13.18   $12.99
-----------------------------------------------------------------------------------------
Total Return                               7.79%     (4.73)%     7.66%     7.85%    5.65%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $36,324    $35,386    $37,451   $32,736  $30,109
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                           0.87%      0.85%      0.76%     0.80%    0.80%
   Net investment income                   5.42       4.84       4.84      5.07     5.32
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                      50%        66%        51%       58%      23%
=========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment advisor waived all or part of its fees for each of the years in the two-year period ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratios would have been as follows:

                  Per Share Decreases               Expense Ratios
                to Net Investment Income          Without Fee Waivers
                ------------------------          -------------------
                  1997            1996             1997        1996
                  -----           -----            -----       -----
Class A           $0.01           $0.01            0.88%       0.91%


                25 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class B Shares                            2000(1)  1999(1)    1998         1997       1996
============================================================================================
Net Asset Value, Beginning of Year       $ 12.08   $ 13.30   $  13.17   $  12.99   $  12.96
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                 0.58      0.56       0.58       0.60       0.61
   Net realized and unrealized gain
   (loss)                                   0.27     (1.23)      0.33       0.31       0.03
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.85     (0.67)      0.91       0.91       0.64
--------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.58)    (0.55)     (0.57)     (0.61)     (0.61)
   In excess of net investment income         --        --      (0.01)        --         --
   Net realized gains                         --        --      (0.20)     (0.12)        --
--------------------------------------------------------------------------------------------
Total Distributions                        (0.58)    (0.55)     (0.78)     (0.73)     (0.61)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 12.35     12.08   $  13.30   $  13.17   $  12.99
--------------------------------------------------------------------------------------------
Total Return                                7.26%    (5.18)%     7.05%      7.25%      5.14%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $ 25,977  $ 27,332   $ 30,285   $ 27,589   $ 28,874
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                              1.41%     1.36%      1.28%      1.31%      1.31%
   Net investment income                    4.88      4.33       4.32       4.57       4.81
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       50%       66%        51%        58%        23%
============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment advisor has waived all or part of its fees for each of the years in the two-year period ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratios would have been as follows:

                  Per Share Decreases               Expense Ratios
                to Net Investment Income          Without Fee Waivers
                ------------------------          -------------------
                   1997           1996             1997         1996
                  -----           -----            -----        -----
Class B           $0.01           $0.01            1.39%        1.42%

               26 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class L Shares                            2000(1)  1999(1)    1998(2)     1997      1996
==========================================================================================
Net Asset Value, Beginning of Year        $ 12.07   $  13.30   $ 13.16   $ 12.98   $ 12.95
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                  0.58       0.56      0.58      0.59      0.60
   Net realized and unrealized gain (loss)   0.25      (1.24)     0.34      0.31      0.03
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.83      (0.68)     0.92      0.90      0.63
-------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.57)     (0.55)    (0.57)    (0.60)    (0.60)
   In excess of net investment income          --         --     (0.01)       --        --
   Net realized gains                          --         --     (0.20)    (0.12)       --
-------------------------------------------------------------------------------------------
Total Distributions                         (0.57)     (0.55)    (0.78)    (0.72)    (0.60)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 12.33   $  12.07   $ 13.30   $ 13.16   $ 12.98
-------------------------------------------------------------------------------------------
Total Return                                 7.14%     (5.28)%    7.11%     7.21%     5.09%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $ 2,808   $  2,867   $ 1,895   $   428   $   179
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                               1.46%      1.39%     1.31%     1.34%     1.34%
   Net investment income                     4.83       4.32      4.25      4.51      4.77
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        50%        66%       51%       58%       23%
===========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment advisor has waived all or part of its fees for each of the years in the two-year period ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratios would have been as follows:

                  Per Share Decreases               Expense Ratios
                to Net Investment Income          Without Fee Waivers
                ------------------------          -------------------
                  1997            1996             1997         1996
                  -----           -----            -----        -----
Class L           $0.01           $0.01            1.42%        1.44%

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2000:

 . 99.98% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

                27 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

  Independent Auditors' Report

The Shareholders and Board of Trustees of
Smith Barney Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Massachusetts Municipals Fund as of November 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Massachusetts Municipals Fund as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                   /s/  KPMG LLP

New York, New York
January 12, 2001

                28 Smith Barney Massachusetts Municipals Fund |
                      2000 Annual Report to Shareholders

 SMITH BARNEY
 MASSACHUSETTS
MUNICIPALS FUND

TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon,
Chairman
Cornelius C. Rose, Jr.

James Crisona, Emeritus


OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
SSB Citi Fund Management LLC


DISTRIBUTOR
Salomon Smith Barney Inc.


CUSTODIAN
PFPC Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Massachusetts Municipals Fund

     This report is submitted for the general informa- tion of the shareholders of Smith Barney Massachusetts Municipals Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after February 28, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

     SMITH BARNEY MASSACHUSETTS
     MUNICIPALS FUND
     Smith Barney Mutual Funds
     388 Greenwich Street, MF-2
     New York, New York 10013


     For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



     www.smithbarney.com/mutualfunds






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